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                                                              Rule 497(e)
                                                        33-1922; 811-4506



                       The Pasadena Group of Mutual Funds


                         Supplement dated June 11, 1997
                       to Prospectus dated March 31, 1997


To All Investors:

     Pasadena Capital Corporation, the parent company of Roger Engemann Management Company, Inc. Manager of the Funds, has agreed to be acquired by Phoenix Duff & Phelps Corporation ("Phoenix"), a diversified financial services company with approximately $33 billion in assets under management. The acquisition is subject to the usual conditions, including approval by Fund shareholders and the Funds' Board of Trustees of new advisory agreements with the Manager under its new Phoenix ownership. Key officers and portfolio managers of the Manager have signed long-term employment agreements and there are no changes anticipated in the investment approach of the Funds as a result of the acquisition. A proxy statement describing the acquisition and seeking shareholder approval will be sent to all shareholders in early July.